OXFORD MEDIA, INC. TO ANNOUNCE FIRST QUARTER RESULTS 2006

~ Teleconference Scheduled for Wednesday, May 17, 2006 at 4:15 p.m. EDT ~

IRVINE, CA, May 12, 2006 -- Oxford Media, Inc. (OTC BB: OXMI.OB - News), a secure digital communication and technology company, plans to announce its first quarter 2006 financial results on Monday, May 15, 2006. Oxford Media, Inc. will host a conference call Wednesday, May 17, 2006 at 4:15 p.m. EDT (1:15 p.m. PDT) to discuss its first quarter results. Lew Jaffe, President and CEO and David P. Noyes, CFO will conduct the call. After their prepared remarks, there will be a brief Q&A session. Interested parties may hear the conference call by telephone and view the presentation through the Internet.

Please join in to learn the business strategy and market position and growth of Oxford Media, Inc., instructions are as follows:

Instructions for hearing the conference call:
Call 1-800-447-0521 in the United States or Canada or;
Call 1-847-413-3238 for International participants
Confirmation Number: 14671401

Instructions for viewing the PowerPoint Presentation:
http://web.meetme.net/r.aspx?p=2&a=70541467140160

A replay of the conference call presentation with synchronized audio will be available for at least one year on the company’s website at www.oxfordmediainc.com.

About Oxford Media, Inc.

Oxford Media is a leading developer of digital VOD and PPV entertainment systems that are scalable and turnkey offering hotel guests a variety of video content on-demand including the latest first-run Hollywood Movies, while giving a ROI to property owners. Oxford Media’s market is comprised of small and mid-sized hotels and motels -- a segment of the hotel industry previously underserved and unable to offer such services to their guests. This targeted market of hotel properties between 50 to 300 rooms, comprises over 2.4 million hotel rooms in the U.S. and represents approximately 56% of the total hotel market.

Oxford's wholly owned subsidiary Creative Business Concepts, Inc. is a wireless and business systems provider specializing in WiFi/WiMAX, IT Security and IT Integration, and Telecom. As part of these service offerings, CBC designs and installs specialty communication systems for data, voice, video, and telecom. www.oxfordmediainc.com

Note: All Oxford Media, Inc. issued press releases appear on the Company's website (http://www.oxfordmediainc.com). Any announcement that does not appear on the Oxford Media, Inc. website has not been issued by Oxford Media, Inc.

Special Note Regarding Forward-Looking Statements: Statements in this news release about anticipated or expected future revenue or growth or expressions of future goals or objectives, including statements regarding whether current plans to grow and strengthen the Company's existing business, are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements in this release are based upon information available to the Company on the date of this release. Any forward-looking statements involve risks and uncertainties, including the risk that the Company will be unable to grow or strengthen its business due to a lack of capital or an inability to identify acquisition candidates and that the Company may not realize anticipated cost savings or revenue growth opportunities associated with any acquisitions, planned or otherwise. Additionally, forward-looking statements concerning the performance of the Company's business are based on current market conditions and risks, which may change as the result of certain regulatory, competitive or economic events, as well as those risks and uncertainties described in the Company's filings with the Securities and Exchange Commission, which could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

Contact:

Investor and Media Relations:

Oxford Media, Inc.
(949) 341-0050
lisamarie@oxfordmediainc.com